UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8K CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

Aemetis, Inc. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	00051354	261407544 (IRS Employer Identification No.)
(Commission File Number) 20400 Stevens Creek Blvd., Suite 700 Cupertino, CA 95014

(Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code : (408) 2130940

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a12)

☐ Precommencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐ Precommencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 10, 2018, Aemetis, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended March 31, 2018. Aemetis will also host an earnings review call on May 10, 2018 at 11:00 am Pacific (PT). For details on the call, visit: http://www.aemetis.com/investors/conferencecalls/.

The press release is being furnished as Exhibit 99.1 to this Current Report on Form 8K and is incorporated herein by reference.

This Form 8K and Exhibit 99.1 hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement of the issuer.

Item 7.01 Regulation FD Material.

On May 10, 2018, the Company issued a news release, posted to its web site at  www.aemetis.com, announcing its earnings for the quarter ended March 31, 2018, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER DESCRIPTION

Exhibit 99.1 Earnings Release dated May 10, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEMETIS, INC.

May 10, 2018	By:	/s/ Eric A. McAfee
Eric A. McAfee
Chief Executive Officer (Principal Executive Officer)